                                                                    Exhibit 3.33

     Certificate of Limited Partnership of FR Sadsbury General Partner, LP. Certificate of Amendment to the Certificate of Limited Partnership of FR
Sadsbury General Partner, LP (changing name to EB Sadsbury General Partner, LP).

                       CERTIFICATE OF LIMITED PARTNERSHIP

                                       OF

                        FR SADSBURY GENERAL PARTNER, LP

          The undersigned, being desirous of forming a limited partnership pursuant to the laws of the State of Delaware, does hereby certify as follows:

          I. The name of the partnership is FR Sadsbury General Partner, LP (the "Partnership").

          II. The address of the Partnership's registered office in the State of Delaware is: Suite 1200, 222 Delaware Avenue, City of Wilmington, County of New Castle, DE 19801. The name of the Partnership's registered agent at such address is ATA Corporate Services, Inc.

          III. The name and address of the General Partner is as follows:

                    FR Sadsbury Second, LLC
                    c/o First Industrial Development Services, Inc. 200 Philips Drive
                    Exion, PA 19341

                                                         State of Delaware
                                                        Secretary of State
                                                     Division of Corporations
                                                   Delivered 03:14 PM 10/14/2003
                                                     FILED 03:10 PM 10/14/2003
                                                   SRV 030659329 - 3715121 FILE

          IN WITNESS WHEREOF, the undersigned has executed this Certificate of Limited Partnership this 14th day of October, 2003.

                                        By: FR Sadsbury Second, LLC,
                                        its sole general partner

                                        By: FR Sadsbury, LLC, a Delaware limited
                                        liability company, its sole member

                                        By: First Industrial Development
                                        Services, Inc., a Maryland corporation,
                                        its sole member


                                        By: /s/ ROBERT H. MUIR
                                            ------------------------------------
                                            ROBERT H. MUIR
                                        Title: EXECUTIVE VICE PRESIDENT

                            CERTIFICATE OF AMENDMENT
                                     TO THE
                       CERTIFICATE OF LIMITED PARTNERSHIP
                                       OF
                        FR SADSBURY GENERAL PARTNER, LP

     The undersigned, desiring to amend the Certificate of Limited Partnership of FR Sadsbury General Partner, LP, which was filed with the Secretary of State of the State of Delaware on October 14, 2003, pursuant to the provisions of
Section 17-202 of the Revised Uniform Limited Partnership Act of the State of Delaware, does hereby certify as follows:

     FIRST: Article 1 of the Certificate of limited Partnership shall be amended as follows:

          "1. The name of the limited Partnership is hereby amended to be EB Sadsbury General Partner, LP."

     SECOND: Article 2 of the Certificate of Limited Partnership shall be amended as follows:

          "2. The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, Wilmington, County of New Castle, Delaware 19801. The name of the Partnership's registered agent for service of process in the State of Delaware at such address is The Corporation Trust Company."

     THIRD: Article 3 of the Certificate of Limited Partnership shall be amended as follows:

          "3. The name and mailing address of the general partner is as follows:

               EB Sadsbury Second, LLC
               c/o Electronics Boutique of America, Inc.
               931 South Matlack Street
               West Chester, PA 19382*

                                                         State of Delaware
                                                        Secretary of State
                                                     Division of Corporations
                                                  Delivered 12:32 PM 05/24/2005
                                                     FILED 12:32 PM 05/24/2005
                                                   SRV 050428056 - 3715121 FILE

     IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment as of this 23rd day of May, 2005.

                                        EB SADSBURY SECOND, LLC, a Delaware
                                        limited liability company, its sole
                                        general partner

                                        By: Electronics Boutique of America
                                            Inc., a Pennsylvania corporation,
                                            its sole member


                                            By: /s/ Illegible
                                                --------------------------------
                                            Name: Illegible
                                            Title: Assistant Secretary